EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    ----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 relating to the Stone Energy Corporation 1993 Stock Option Plan of our report dated March 2, 1999 included in Stone Energy Corporation's Form 10-K for the year ended December 31, 1998.

                                             /s/  ARTHUR ANDERSEN LLP

New Orleans, Louisiana
September 27, 1999